UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2013

               ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

        6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)

                              (614) 283-6500
(Registrant's telephone number, including area code)

               Not Applicable
(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 21, 2013, Abercrombie & Fitch Co. (the “Registrant”) issued a press release (the “Release”) reporting the Registrant's unaudited financial results for the thirteen weeks (quarterly period) and thirty-nine weeks (year-to-date period) ended November 2, 2013. A copy of the Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Release contains non-GAAP financial measures reflecting adjustments to the Registrant's net income and net income per diluted share for the thirteen weeks (quarterly period) ended November 2, 2013. A reconciliation between the relevant GAAP financial measures and the non-GAAP financial measures is contained in the Release. As used herein, "GAAP" refers to accounting principles generally accepted in the United States of America.

The Registrant believes that the non-GAAP financial measures and the reconciliation table presented in the Release are useful to investors as they provide the ability to measure the Registrant's operating performance and compare it against that of prior periods without reference to the statement of operations impact of charges related to restructuring plans for the Gilly Hicks brand, charges related to other store asset impairments and charges related to the Registrant's profit improvement initiative. These non-GAAP financial measure should not be used as alternatives to net income and net income per diluted share as indicators of the ongoing operating performance of the Registrant and are also not intended to supersede or replace the Registrant's GAAP financial measures.

The Registrant also made available in conjunction with the Release additional unaudited quarterly financial information as of and for the quarterly periods and year-to-date periods in the fiscal year ending February 1, 2014 and the fiscal year ended February 2, 2013. Additional financial information was made available for the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010. The additional financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Registrant also made available in conjunction with the Release an investor presentation of results for the quarterly period ended November 2, 2013. The presentation, which is available under the “Investor Presentations” tab in the “Investors” section of the Registrant's website, located at www.abercrombie.com, is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The Registrant's management conducted a conference call on November 21, 2013, at approximately 8:00 a.m., Eastern Time, to review the Registrant's financial results for the thirteen-week period ended November 2, 2013. A copy of the transcript of the conference call is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.06. Material Impairments.
Based on the impact of current sales trends on the profitability of a number of stores, the Registrant incurred pre-tax non-cash asset impairment charges of $43.6 million in the third quarter of Fiscal 2013. The impairment charges, which were recorded in respect of the thirteen weeks ended November 2, 2013 are related to long-lived store assets primarily associated with 23 Abercrombie & Fitch stores, three abercrombie kids stores and 70 Hollister stores.

As previously disclosed in Item 2.05. Costs Associated with Exit or Disposal Activities of the Current Report on Form 8-K of the Registrant dated November 7, 2013, the Board of Directors of the

Registrant has approved the closure of all the Registrant's stand-alone Gilly Hicks stores and estimates that it will incur approximately $40 million of pre-tax non-cash impairment charges in connection therewith. The Registrant incurred pre-tax non-cash impairment charges of $37.9 million in the third quarter of Fiscal 2013, which the Registrant considers to be in line with its estimates.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 18, 2013, the resignation of Ronald A. Robins Jr. (Rocky), who had served as Senior Vice President, General Counsel, Chief Compliance Officer and Secretary of the Registrant, was effective. As previously reported by the Registrant in Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers. of the Current Report on Form 8-K of the Registrant dated July 22, 2013, Mr. Robins had formally resigned from the Registrant, with such resignation to be effective on August 30, 2013 or such later date that may be fixed by agreement.

Item 8.01. Other Events.
In the Release, the Registrant also announced that the Board of Directors of the Registrant had declared a quarterly cash dividend of $0.20 per share in respect of the Registrant's Class A Common Stock. The dividend was declared on November 19, 2013 and is payable on December 17, 2013 to stockholders of record at the close of business on December 2, 2013.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.        Description

99.1	Press Release issued by Abercrombie & Fitch Co. on November 21, 2013

99.2	Additional Unaudited Quarterly and Year-to-Date Financial Information made available by Abercrombie & Fitch Co. in conjunction with the Press Release on November 21, 2013

99.3	Investor presentation of results for the quarterly period ended November 2, 2013 made available by Abercrombie & Fitch Co. with the Press Release issued on November 21, 2013

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on November 21, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: November 22, 2013	By: /s/ Jonathan E. Ramsden
Jonathan E. Ramsden
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.        Description

99.1	Press Release issued by Abercrombie & Fitch Co. on November 21, 2013

99.2	Additional Unaudited Quarterly and Year-to-Date Financial Information made available by Abercrombie & Fitch Co. in conjunction with the Press Release on November 21, 2013

99.3	Investor presentation of results for the quarterly period ended November 2, 2013 made available by Abercrombie & Fitch Co. with the Press Release issued on November 21, 2013

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on November 21, 2013